UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

THE SECURITIES EXCHANGE ACT OF 1934

___________________________

Date of report (Date of earliest event reported): October 17, 2016

SIGMA LABS, INC.

(Exact name of registrant as specified in its charter)

Nevada	033-02783-S	27-1865814
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3900 Paseo del Sol
Santa Fe, New Mexico 87507
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:  (505) 438-2576

________________________________________________

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01

Entry into a Material Definitive Agreement.

Effective October 17, 2016, Sigma Labs, Inc. (“we,” “us,” “our,” “Sigma,” or the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with two accredited investors (the “Investors”) for the private placement by the Company of Secured Convertibles Notes in the aggregate principal amount of $1,000,000 (the "Notes") and warrants (the "Warrants") to purchase up to 160,000 shares (the "Warrant Shares") of the Company's common stock ("Common Stock") (subject to adjustment in certain circumstances), for aggregate gross proceeds, before expenses, to the Company of $900,000 (the “Financing Transaction”). The closing of the Financing Transaction (the “Closing”) occurred on October 19, 2016.

In connection with the Financing Transaction, the Company entered into a Registration Rights Agreement, dated October 17, 2016, with the Investors (the “Registration Rights Agreement”), pursuant to which the Company agreed to file a registration statement related to the Financing Transaction with the Securities and Exchange Commission (“SEC”) covering the resale of (i) the shares of Common Stock that will be issued to the Investors upon conversion of the Notes (the "Conversion Shares"), and (ii) the Warrant Shares that will be issued to the Investors upon exercise of the Warrants. The Notes are secured by the assets of the Company pursuant to a Security Agreement, dated October 17, 2016, between the Company and the "collateral agent" (as defined in the Notes) for the benefit of itself and each of the Investors.

Each Warrant has an initial exercise price equal to the lesser of (i) the final unit price of the Company’s proposed public offering initially filed with the SEC on July 28, 2016 (the "Public Offering"), and (ii) 150% of the closing price of the Common Stock as reported by the OTC Markets Group, Inc. on the date of issuance of the Warrants (subject to adjustment as provided therein) (the "Exercise Price"), which Warrants may be exercised on a cashless basis as provided in the Warrants. The Notes, the Conversion Shares, the Warrants and the Warrant Shares are sometimes referred to herein individually and collectively as the “Securities.” The Company agreed to pay Dawson James Securities, Inc. a placement agent fee in connection with the Financing Transaction of $33,000 upon the closing of the Financing Transaction, and $30,000 contingent upon the closing of the Public Offering.

The following is a brief summary of the Purchase Agreement, the Notes, the Registration Rights Agreement, the Security Agreement and the Warrants, which is qualified in its entirety by reference to the full text of such documents.

Purchase Agreement

Each Investor represents in the Purchase Agreement that it understands and agrees that the Securities it will be acquiring have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and that, accordingly, they will not be fully transferable, except pursuant to an effective registration statement under the Securities Act or under an exemption from such registration and in compliance with applicable federal and state securities laws. The Purchase Agreement also contains representations and warranties by the Company and the Investors, covenants of the Company and the Investors (including, but not limited to, restrictions on the issuance of Company securities for a specified period following the Closing, covenants of the Company to reserve a number of shares of Common Stock equal to three times the maximum number of Conversion Shares and Warrant Shares issuable pursuant to the Notes and the Warrants, respectively, to maintain the quotation of the Common Stock on the OTCQB, provided that the Company is permitted to list its securities on a national securities exchange, and indemnification from the Company and the Investors in the event of breaches of their respective representations and warranties) and closing conditions, all customary for transactions of this type. In the event that the Company sells securities during the twelve-month period following the Closing (a “Subsequent Equity Sale”), the Purchase Agreement grants the Investors the right to purchase up to $1,000,000 of such securities on the same terms of such Subsequent Equity Sale, subject to exceptions.

A copy of the Purchase Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Notes

The Notes bear interest at the rate of 10% per annum and mature twelve months following the date of issuance, or such earlier date as the Notes are required or permitted to be repaid as provided under the Notes. The Company must make quarterly interest payments in cash or, at each Investor's option, in shares of Common Stock.

The Notes are convertible, in whole or in part, at the option of the holder thereof into Conversion Shares at the conversion rate equal to the lower of (i) the unit price of the Public Offering as reflected on the final prospectus filed under Rule 424(b) under the Securities Act, or (ii) 150% of the closing price of the Common Stock as reported by the OTC Markets Group, Inc. on the date of issuance of the Notes (subject to adjustment in the event of, among other specified events, stock splits, stock dividends and reclassifications) (the "Conversion Price"), provided that if an "Event of Default" (as defined in the Notes) occurs, the Conversion Price will be equal to 70% multiplied by the average "VWAP" (as defined in the Notes) for the preceding four trading days prior to the date the Event of Default occurred.  The number of Conversion Shares issuable upon conversion of the Notes will be determined by dividing the part of the principal amount of the Notes, and accrued interest, if any, to be converted by the Conversion Price in effect on the date of conversion.

The Company may prepay each Note by paying the Investor 115% of the then outstanding principal of such Note, together with accrued and unpaid interest, subject to the prior conversion of such Note at the then applicable Conversion Price.  Each Investor has the option to cause the Company to repay the Note on the date which is thirty days after the Company raises at least $5,000,000 in gross proceeds from the Public Offering, and, in such event, no prepayment penalty will be applicable to the Company. Additionally, under the Note, at the option of each Investor, if the Company raises any money from the sale of equity in a transaction other than the Public Offering or from the issuance of indebtedness, in each case, subject to exceptions, the Company must use 40% of the proceeds to prepay (with no prepayment penalty applicable to the Company) the initial principal balance of the Note until the aggregate principal balance of the Notes is $500,000.

Under the Notes, except with respect to "Exempt Issuances" (as defined in the Notes), if, at any time, while the Notes or any amounts accrued and payable thereunder remain outstanding, and ending on such date that the Company closes the Public Offering and receives at least $5,000,000 in gross proceeds from the Public Offering, the Company or any subsidiary of the Company, as applicable, sells or grants any option to purchase or sells or grants any right to reprice, or otherwise disposes of or issues (or announces any sale, grant or any option to purchase or other disposition), any Common Stock or "Common Stock Equivalents" (as defined in the Notes) entitling any person to acquire shares of Common Stock at an effective price per share that is lower than the Conversion Price then in effect, then the Conversion Price will be immediately reduced to equal such lower price.

If at any time while the Notes are outstanding the Company undertakes certain fundamental transactions, such as a merger or a sale of all or substantially all of the Company's assets, then, upon any subsequent conversion of a Note, the Investor shall have the right to receive, for each Conversion Share that would have been issuable upon such conversion immediately prior to the occurrence of such fundamental transaction the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration receivable as a result of such fundamental transaction by a holder of the number of shares of Common Stock for which the Note is convertible immediately prior to such fundamental transaction.

Additionally, pursuant to the Notes, for so long as any portion of the Notes remains outstanding, the Company has agreed to not take any of the following actions, among others, without the prior written consent of the holders of at least a majority of the outstanding principal amount of the Notes:

•

Enter into, create, incur, assume, guarantee or suffer to exist any indebtedness for borrowed money of any kind, subject to exceptions;

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Enter into, create, incur, assume or suffer to exist any liens of any kind, on or with respect to any of its property or assets now owned or hereafter acquired or any interest therein or any income or profits therefrom, subject to exceptions;

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Amend its charter documents in any manner that materially and adversely affects any rights of the Investors, subject to exceptions;

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Repay, repurchase or offer to repay, repurchase or otherwise acquire more than a de minimis number of shares of Common Stock or Common Stock Equivalents, subject to exceptions;

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Repay, repurchase or offer to repay, repurchase or otherwise acquire any indebtedness of the Company, other than the Notes and trade payables, subject to exceptions;

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Pay cash dividends or distributions on any equity securities of the Company;

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Enter into any transaction with any affiliate of the Company which would be required to be disclosed in any public filing with the SEC, subject to exceptions; and

•

Issue any equity securities of the Company other than Exempt Issuances and certain other exceptions.

The payment obligations under the Notes may be accelerated upon certain Events of Default, including, among other things, any uncured breach of the Notes, bankruptcy, the existence of an event of default of the Company on any obligation for the payment of borrowed money in excess of $10,000 which is uncured, if the Common Stock is not eligible for listing or quotation for trading on the OTCQB or a national securities exchange, a "Change of Control Transaction" (as defined in the Notes), or the Company fails to have authorized and reserved the amount of shares designated in Section 4.9 of the Purchase Agreement.  Upon an Event of Default, the Investors will have the right to accelerate the due date of the Notes and the Company must pay the Investors an aggregate of 110% of the outstanding balance of the Notes, accrued interest and any other sums provided for under the Notes.

A form of Note is attached as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Registration Rights Agreement

Pursuant to the Registration Rights Agreement, the Company will be required to use its best efforts to file a registration statement (the “Registration Statement”) with the SEC under the Securities Act covering the resale of the Conversion Shares and Warrant Shares, within ninety days after the Company's registration statement on Form S-1 filed with the SEC on July 28, 2016 is declared effective, assuming any Investor has made a demand delivered to the Company no later than sixty days after such effective date to register such securities, and subject to certain exceptions.

A copy of the Registration Rights Agreement is attached as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Security Agreement

The Notes are secured by a first priority lien and security interest on the Company’s assets, pursuant to the Security Agreement. The Security Agreement contains ordinary and customary provisions for an agreement of this nature, such as representations, warranties and covenants, as applicable.

A copy of the Security Agreement is attached as Exhibit 10.4 to this Current Report on Form 8-K and is incorporated herein by reference.

Warrants

The Warrants may be exercised, in whole or in part, at any time or times during the period (i) beginning on the date that is the later of (a) ninety days following the closing of the Public Offering, or (ii) one-hundred and twenty days after the date the Warrants are issued, except that if the Warrants are not otherwise exercisable on the one-hundred and eightieth day following the issuance date of the Warrants, the Warrants will become exercisable on the one-hundred and eightieth day following the issuance date of the Warrants, and (ii) ending on the three-year anniversary of the issuance date of the Warrants, at the Exercise Price.

The Warrants also contain certain adjustments that may be made to the Exercise Price due to future corporate events or otherwise, customary for transactions of this type. In the case of certain fundamental transactions affecting the Company, the holders of the Warrants will have the right to elect a cash payment in exchange for their then outstanding Warrants in an amount equal to the Black-Scholes value of those warrants or the positive difference between the cash per share of Common Stock paid in such fundamental transaction minus the then in effect Exercise Price. The Warrants contain a “cashless exercise” feature that allows the Investors to exercise such Warrants without a cash payment to the Company if, on any exercise date, there is not an effective Registration Statement covering the resale of the Warrant Shares by the Investors.

A form of Warrant is attached as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03

Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K with respect to the Notes issued by the Company in the private placement is hereby incorporated by reference into this Item 2.03.

Item 3.02

Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 of this Current Report on Form 8-K with respect to the Financing Transaction is hereby incorporated by reference into this Item 3.02.

The Securities offered and sold under the Purchase Agreement to the Investors were offered and will be sold in reliance upon exemptions from registration under the Securities Act in reliance on Section 4(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder, as transactions by an issuer not involving a public offering. The Purchase Agreement contains representations to support the Company’s reasonable belief that the Investors had access to information concerning the Company’s operations and financial condition, the Investors did not acquire the Securities with a view to the distribution thereof in the absence of an effective registration statement or an applicable exemption from registration, and that the Investors are “accredited investors” (as defined by Rule 501 under the Securities Act). The Company relied upon the representations made by the Investors pursuant to the Purchase Agreement in determining that such exemptions were available.

Item 8.01

Other Events.

On October 20, 2016, the Company issued a press release relating to the Financing Transaction. The Company’s press release is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 8.01 in its entirety.

Neither the filing of the press release as an exhibit to this Current Report on Form 8-K nor the inclusion in the press release of a reference to the Company’s internet address shall, under any circumstances, be deemed to incorporate the information available at the Company’s internet address into this Report on Form 8-K. The information available at the Company’s internet address is not part of this Current Report on Form 8-K or any other report filed by us with the SEC.

Item 9.01

Financial Statements and Exhibits

(d)

Exhibits

Exhibit Number	Description

4.1	Form of Warrant issued to investors.

10.1	Securities Purchase Agreement, dated as of October 17, 2016, by and among the Company and the investors named therein.

10.2	Form of Secured Convertible Note issued as of October 17, 2016.

10.3	Registration Rights Agreement, dated as of October 17, 2016, by and among the Company and the investors named therein.

10.4	Security Agreement, dated as of October 17, 2016, by and between the Company and L 1 Capital Global Opportunities Master Fund Ltd, in its capacity as Collateral Agent.

99.1	Press Release, dated October 20, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 20, 2016	SIGMA LABS, INC. By: /s/ Mark J. Cola Name: Mark J. Cola Title: President and Chief Executive Officer